Exhibit 99.1

Meta Materials Appoints Semiconductor Veteran, Jack Harding, as Chair of the Board of Directors

HALIFAX, NS / ACCESSWIRE / August 17, 2022 / Meta Materials Inc. (the “Company” or “META®”) (NASDAQ: MMAT, FSE: MMAT), a developer of high-performance functional materials and nanocomposites, today announced the appointment of Mr. Jack Harding as Chair of the Board of Directors, effective August 16, 2022. Mr. Ram Ramkumar, META’s current Chair, is retiring from the Board and moving into a Strategic Advisor role for a period of two years. The Company wishes to thank Mr. Ramkumar for his dedication during this transformative period which included among many milestones META’s June 2021 listing on the NASDAQ via a reverse merger with Torchlight Energy Resources.

“Delivering innovation at scale is only achievable with the support and guidance of leaders who have successfully done it before,” said George Palikaras President & CEO. “I am excited to have Jack Harding join us as Chair as we enter this new growth phase in our journey to become the world’s leading metamaterials company. His wealth of experience in the semiconductor industry, and his knowledge of every facet of a high-tech business, will be tremendously beneficial to us. On behalf of META’s Board, it is my pleasure to welcome Jack, and we want to thank Ram for all his contributions and look forward to his continued support in his new advisory role.”

Mr. Harding is currently the managing partner at Harding Partners LP, a business consultancy for public and private companies. He is a frequent international speaker on the topics of innovation, entrepreneurship and semiconductor trends and policies.

“I am honored to take on this role at such an exciting time in the company’s development with so many opportunities before us. George has recruited a very talented team, including some of the top material scientists in the world. META has the potential to disrupt several markets with its technology and has a strong and expansive IP portfolio,” said Jack Harding, META’s new Chair of the Board of Directors.

Mr. Harding currently serves on the Board of Directors of Qorvo, Inc. (NASDAQ: QRVO). As former director at RF Micro Devices, he helped to engineer the merger with TriQuint Semiconductor to form Qorvo, which now enjoys a leadership position in high energy RF electronics and a $11B market cap. Mr. Harding is highly connected in the technology ecosystem, having served on the board of the Global Semiconductor Alliance (GSA) for over 16 years. He was on the board of Advanced Micro Devices, Inc. (NASDAQ: AMD) as the company began its transformation into an industry leader.

Mr. Harding was the CEO and co-founder of eSilicon Corporation, an ASIC and IP supplier that was acquired by Inphi Corporation. Prior to co-founding eSilicon, he was the President and CEO of Cadence Design Systems (NASDAQ: CDNS). Mr. Harding entered Cadence upon the acquisition of Cooper & Chyan Technology (CCT), where he served as the President and CEO, and was responsible for leading the company to an IPO. Prior to CCT, Mr. Harding served as the Executive Vice President of Zycad Corporation. Mr. Harding began his career with distinction at IBM.

Mr. Harding maintains a balanced career, providing his services to industry, academia, and government. He has held leadership roles at Drew University and Indiana University where he was Vice Chairman of the Board of Trustees and a member of IU’s premier School of Public and Environmental Affairs advisory board, respectively. In the public policy arena, Mr. Harding has served as a member of the prestigious Steering Committee at the U.S. Council on Competitiveness and was a former National Academies’ Committee member for Software, Growth and the Future of the U.S. Economy.

About Meta Materials Inc.

META® delivers previously unachievable performance, across a range of applications, by inventing, designing, developing, and manufacturing sustainable, highly functional materials. Our extensive technology platform enables leading global brands to deliver breakthrough products to their customers in consumer electronics, 5G communications, health and wellness, aerospace, automotive, and clean energy. Our nano-optic technology provides anti-counterfeiting security features for government documents and currencies and authentication for brands. Our achievements have been widely recognized, including being named a Lux Research Innovator of the Year in 2021. Learn more at www.metamaterial.com.

Forward Looking Information

This press release includes forward-looking information or statements within the meaning of Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, regarding the Company, which may include, but are not limited to, statements with respect to the business strategies, product development, expansion plans and operational activities of the Company . Often but not always, forward-looking information can be identified by the use of words such as “pursuing”, “potential”, “predicts”, “projects”, “seeks”, “plans”, “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, “should”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of the Company and are based on assumptions and subject to risks and uncertainties. Although the management of the Company believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, the capabilities of our facilities and the expansion thereof, research and development projects of the Company, the market potential of the products of the Company , the market position of the Company, the need to raise more capital and the ability to do so, the scalability of the Company’s production ability, capacity for new customer engagements, material selection programs timeframes, the ability to reduce production costs, enhance metamaterials manufacturing capabilities and extend market reach into new applications and industries, the ability to accelerate commercialization plans, the possibility of new customer contracts, the continued engagement of our employees, the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. More details about these and other risks that may impact the Company’s businesses are described under the heading “Forward-Looking Information” and under the heading “Risk Factors” in the Company’s Form 10-K filed with the SEC on March 1, 2022, with an SEC filing date of March 2, in the Company’s Form 10-Q filed with the SEC on August 9, 2022, and in subsequent filings made by Meta Materials with the SEC, which are available on SEC’s website at www.sec.gov. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by law.

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Media Inquiries

Rob Stone

Vice President, Corporate Development and Communications

Meta Materials Inc.

media@metamaterial.com

Investor Contact

Mark Komonoski

Senior Vice President

Integrous Communications

Phone: 1-877-255-8483

Email: ir@metamaterial.com

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